UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-14469	04-6268599
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

225 WEST WASHINGTON STREET

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 317. 636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1993 (§ 230.405 of this chapter) or Rule 12B-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02          DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 6, 2025, Simon Property Group, Inc. (the “Company”) appointed Eli Simon, previously Executive Vice President – Chief Investment Officer of the Company, as Chief Operating Officer of the Company, effective as of August 6, 2025. Mr. Simon is also a director of the Company. A copy of the press release dated August 7, 2025, announcing Mr. Simon’s appointment is attached as Exhibit 99.1 to this report.

Eli Simon joined the Company in 2019 as Senior Vice President of Corporate Investments and was subsequently promoted to Executive Vice President – Chief Investment Officer, leading the Company’s investment strategy for both real estate and non-real estate investments, including new business sourcing, strategic corporate investments, and the execution of various real estate transactions. In the role of Chief Operating Officer, Eli Simon will work with David Simon, Chairman, Chief Executive Officer and President, on all aspects of the Company’s businesses including property performance, new development projects, the Company’s strategic investments, and its brand strategy.

Eli Simon is the son of Mr. David Simon, Chairman, Chief Executive Officer and President. Mr. Simon has no direct or indirect material interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K other than those disclosed under the heading “Corporate Governance – Transactions with the Simons” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2025. There is no arrangement or understanding between Mr. Simon and any other person pursuant to which Mr. Simon was appointed as Chief Operating Officer. In connection with this promotion, Mr. Simon will receive an annual base salary of $800,000.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
Exhibit 99.1	Press release, dated August 7, 2025, issued by Simon Property Group, Inc.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 7, 2025

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
General Counsel and Secretary

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